Fair Value of Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2015
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments and Risk Management
13.	FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

Fair value is considered to be the exchange price in an orderly transaction between market participants to sell an asset or transfer a liability at the measurement date. The fair value definition focuses on an exit price, which is the price that would be received in the sale of an asset or the amount that would be paid to transfer a liability.

Hydro One classifies its fair value measurements based on the following hierarchy, as prescribed by the accounting guidance for fair value, which prioritizes the inputs to valuation techniques used to measure fair value into three levels:

Level 1 inputs are unadjusted quoted prices in active markets for identical assets or liabilities that Hydro One has the ability to access. An active market for the asset or liability is one in which transactions for the asset or liability occur with sufficient frequency and volume to provide ongoing pricing information.

Level 2 inputs are those other than quoted market prices that are observable, either directly or indirectly, for an asset or liability. Level 2 inputs include, but are not limited to, quoted prices for similar assets or liabilities in an active market, quoted prices for identical or similar assets or liabilities in markets that are not active and inputs other than quoted market prices that are observable for the asset or liability, such as interest-rate curves and yield curves observable at commonly quoted intervals, volatilities, credit risk and default rates. A Level 2 measurement cannot have more than an insignificant portion of the valuation based on unobservable inputs.

Level 3 inputs are any fair value measurements that include unobservable inputs for the asset or liability for more than an insignificant portion of the valuation. A Level 3 measurement may be based primarily on Level 2 inputs.

Non-Derivative Financial Assets and Liabilities

At December 31, 2015 and 2014, the Company’s carrying amounts of accounts receivable, due from related parties, cash and cash equivalents, bank indebtedness, short-term notes payable, accounts payable, and due to related parties are representative of fair value because of the short-term nature of these instruments.

Fair Value Measurements of Long-Term Debt

The fair values and carrying values of the Company’s long-term debt at December 31, 2015 and 2014 are as follows:

December 31 (millions of Canadian dollars)	2015 Carrying Value	2015 Fair Value	2014 Carrying Value	2014 Fair Value
Long-term debt
$250 million of MTN Series 21 notes[1]	—	—	252	252
$50 million of MTN Series 33 notes[1]	51	51	—	—
Other notes and debentures[2]	8,673	9,942	8,673	10,159

	8,724	9,993	8,925	10,411

[1]	The fair value of the $50 million MTN Series 33 notes and $250 million of the MTN Series 21 notes subject to hedging is primarily based on changes in the present value of future cash flows due to a change in the yield in the swap market for the related swap (hedged risk).
[2]	The fair value of other notes and debentures, and the portion of the MTN Series 21 notes that are not subject to hedging, represents the market value of the notes and debentures and is based on unadjusted period-end market prices for the same or similar debt of the same remaining maturities.

Fair Value Measurements of Derivative Instruments

At December 31, 2015, Hydro One had an interest-rate swap in the amount of $50 million (2014 – $250 million) that was used to convert fixed-rate debt to floating-rate debt. This swap is classified as a fair value hedge. Hydro One’s fair value hedge exposure was equal to about 1% (2014 – 3%) of its total long-term debt of $8,724 million (2014 – $8,925 million). At December 31, 2015, Hydro One’s interest-rate swap designated as a fair value hedge was as follows:

•	a $50 million fixed-to-floating interest-rate swap agreement to convert $50 million of the $350 million MTN Series 33 notes maturing April 30, 2020 into three-month variable rate debt.

At December 31, 2015, the Company had no interest-rate swaps classified as undesignated contracts (2014 – $409 million).

As part of the Norfolk Power and Woodstock Hydro acquisitions, Hydro One assumed liabilities associated with unrealized losses on derivative instruments (interest-rate swaps) totalling $6 million. Hydro One extinguished the interest rate swaps and repaid these liabilities in 2015.

Fair Value Hierarchy

The fair value hierarchy of financial assets and liabilities at December 31, 2015 and 2014 is as follows:

December 31, 2015 (millions of Canadian dollars)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	89	89	89	—	—
Derivative instruments
Fair value hedge – interest-rate swap	1	1	1	—	—

	90	90	90	—	—

Liabilities:
Short-term notes payable	1,491	1,491	1,491	—	—
Long-term debt	8,724	9,993	—	9,993	—

	10,215	11,484	1,491	9,993

December 31, 2014 (millions of Canadian dollars)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	100	100	100	—	—
Derivative instruments
Fair value hedges – interest-rate swaps	2	2	—	2	—

	102	102	100	2	—

Liabilities:
Bank indebtedness	2	2	2	—	—
Derivative instruments
Undesignated contracts – interest-rate swaps	3	3	—	3	—
Long-term debt	8,925	10,411	—	10,411	—

	8,930	10,416	2	10,414	—

Cash and cash equivalents include cash and short-term investments. The carrying values are representative of fair value because of the short-term nature of these instruments.

The fair value of the derivative instruments is determined using inputs other than quoted prices that are observable for these assets. The fair value is primarily based on the present value of future cash flows using a swap yield curve to determine the assumptions for interest rates.

The fair value of the hedged portion of the long-term debt is primarily based on the present value of future cash flows using a swap yield curve to determine the assumption for interest rates. The fair value of the unhedged portion of the long-term debt is based on unadjusted period-end market prices for the same or similar debt of the same remaining maturities.

There were no significant transfers between any of the fair value levels during the years ended December 31, 2015 and 2014.

Risk Management

Exposure to market risk, credit risk and liquidity risk arises in the normal course of the Company’s business.

Market Risk

Market risk refers primarily to the risk of loss that results from changes in costs, foreign exchange rates and interest rates. The Company is exposed to fluctuations in interest rates as its regulated return on equity is derived using a formulaic approach that takes into account anticipated interest rates, but is not currently exposed to material commodity price risk or material foreign exchange risk.

The OEB-approved adjustment formula for calculating return on equity in a deemed regulatory capital structure of 60% debt and 40% equity provides for increases and decreases depending on changes in benchmark rates of return for Government of Canada debt. The Company estimates that a 1% decrease in the forecasted long-term Government of Canada bond yield used in determining its rate of return would reduce the Company’s transmission business’ 2015 net income by approximately $20 million (2014 – $20 million) and its distribution business’ 2015 net income by approximately $13 million (2014 – $10 million). The Company’s net income is adversely impacted by rising interest rates as Hydro One’s maturing long-term debt is refinanced at market rates. Hydro One periodically utilizes interest rate swap agreements to mitigate elements of interest rate risk.

Hydro One uses a combination of fixed and variable-rate debt to manage the mix of its debt portfolio. Hydro One also uses derivative financial instruments to manage interest-rate risk. Hydro One utilizes interest-rate swaps, which are typically designated as fair value hedges, as a means to manage its interest rate exposure to achieve a lower cost of debt. In addition, the Company may utilize interest-rate derivative instruments to lock in interest-rate levels in anticipation of future financing.

A hypothetical 10% increase in the interest rates associated with variable-rate debt would not have resulted in a significant decrease in Hydro One’s net income for the years ended December 31, 2015 or 2014.

Fair Value Hedges

For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivative as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in the Consolidated Statements of Operations and Comprehensive Income. The net unrealized loss (gain) on the hedged debt and the related interest-rate swaps for the years ended December 31, 2015 and 2014 are included in financing charges as follows:

Year ended December 31 (millions of Canadian dollars)	2015	2014
Unrealized loss (gain) on hedged debt	(1)	(3)
Unrealized loss (gain) on fair value interest-rate swaps	1	3

Net unrealized loss (gain)	—	—

At December 31, 2015, Hydro One had $50 million (2014 – $250 million) of notional amounts of fair value hedges outstanding related to interest-rate swaps, with assets at fair value of $1 million (2014 – $2 million). During the years ended December 31, 2015 and 2014, there was no significant impact on the results of operations as a result of any ineffectiveness attributable to fair value hedges.

Credit Risk

Financial assets create a risk that a counterparty will fail to discharge an obligation, causing a financial loss. At December 31, 2015 and 2014, there were no significant concentrations of credit risk with respect to any class of financial assets. The Company’s revenue is earned from a broad base of customers. As a result, Hydro One did not earn a significant amount of revenue from any single customer. At December 31, 2015 and 2014, there was no significant accounts receivable balance due from any single customer.

At December 31, 2015, the Company’s provision for bad debts was $61 million (2014 – $66 million). Adjustments and write-offs were determined on the basis of a review of overdue accounts, taking into consideration historical experience. At December 31, 2015, approximately 6% (2014 – 6%) of the Company’s net accounts receivable were aged more than 60 days.

Hydro One manages its counterparty credit risk through various techniques including: entering into transactions with highly-rated counterparties; limiting total exposure levels with individual counterparties consistent with the Company’s Board-approved Credit Risk Policy; entering into master agreements which enable net settlement and the contractual right of offset; and monitoring the financial condition of counterparties. In addition to payment netting language in master agreements, the Company establishes credit limits, margining thresholds and collateral requirements for each counterparty. Counterparty credit limits are based on an internal credit review that considers a variety of factors, including the results of a scoring model, leverage, liquidity, profitability, credit ratings and risk management capabilities. The determination of credit exposure for a particular counterparty is the sum of current exposure plus the potential future exposure with that counterparty. The current exposure is calculated as the sum of the principal value of money market exposures and the market value of all contracts that have a positive mark-to-market position on the measurement date. The Company would offset the positive market values against negative values with the same counterparty only where permitted by the existence of a legal netting agreement such as an International Swap Dealers Association master agreement. The potential future exposure represents a safety margin to protect against future fluctuations of interest rates, currencies, equities, and commodities. It is calculated based on factors developed by the Bank of International Settlements, following extensive historical analysis of random fluctuations of interest rates and currencies. To the extent that a counterparty’s margining thresholds are exceeded, the counterparty is required to post collateral with the Company as specified in each agreement. The Company monitors current and forward credit exposure to counterparties both on an individual and an aggregate basis. The Company’s credit risk for accounts receivable is limited to the carrying amounts on the Consolidated Balance Sheets.

Derivative financial instruments result in exposure to credit risk since there is a risk of counterparty default. The credit exposure of derivative contracts, before collateral, is represented by the fair value of contracts at the reporting date. At December 31, 2015, the counterparty credit risk exposure on the fair value of these interest-rate swap contracts was $1 million (2014 – $3 million). At December 31, 2015, Hydro One’s credit exposure for all derivative instruments, and applicable payables and receivables, had a credit rating of investment grade, with one financial institution as the counterparty.

Liquidity Risk

Liquidity risk refers to the Company’s ability to meet its financial obligations as they come due. Hydro One meets its short-term liquidity requirements using cash and cash equivalents on hand, funds from operations, the issuance of commercial paper, and the revolving standby facilities totaling $2.3 billion. The short-term liquidity under the Commercial Paper Program, and anticipated levels of funds from operations should be sufficient to fund normal operating requirements.

At December 31, 2015, accounts payable and accrued liabilities in the amount of $743 million (2014 – $784 million) were expected to be settled in cash at their carrying amounts within the next 12 months.

At December 31, 2015, Hydro One had long-term debt in the principal amount of $8,723 million (2014 – $8,923 million). Principal repayments and related weighted average interest rates are summarized by the number of years to maturity in the following table:

Years to Maturity	Long-term Debt Principal Repayments (millions of Canadian dollars)	Weighted Average Interest Rate (%)
1 year	500	4.3
2 years	600	5.2
3 years	750	2.8
4 years	228	1.2
5 years	650	2.9

	2,728	3.5
6 – 10 years	600	3.2
Over 10 years	5,395	5.4

	8,723	4.7

Interest payments on long-term debt are summarized by year in the following table:

Year	Interest Payments (millions of Canadian dollars)
2016	397
2017	386
2018	355
2019	332
2020	322

1,792
2021-2025	1,496
2026 +	4,080

7,368